UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

                            (415) 421-7900

Registrant’s telephone number, including area code

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 27, 2008, the Company issued a press release announcing the Company’s financial results for its fourth quarter and fiscal year ended February 3, 2008. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure

On March 27, 2008, the Company issued a press release announcing the Company’s financial guidance for fiscal year 2008. A copy of the Company’s press release is attached as Exhibit 99.2.

Also on March 27, 2008, the Company issued a press release announcing that the Board of Directors has authorized an increase in the Company’s quarterly cash dividend. A copy of the Company’s press release is attached as Exhibit 99.3.

The attached exhibits are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated March 27, 2008 titled Williams-Sonoma, Inc. Reports 14-Week Fourth Quarter and 53-Week Fiscal Year 2007 Results

99.2	Press Release dated March 27, 2008 titled Williams-Sonoma, Inc. Provides Financial Guidance for Fiscal Year 2008

99.3	Press Release dated March 27, 2008 titled Williams-Sonoma, Inc. Increases Quarterly Cash Dividend By 4.3%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date:	March 27, 2008	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President, Chief Operating and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 27, 2008 titled Williams-Sonoma, Inc. Reports 14-Week Fourth Quarter and 53-Week Fiscal Year 2007 Results

99.2	Press Release dated March 27, 2008 titled Williams-Sonoma, Inc. Provides Financial Guidance for Fiscal Year 2008

99.3	Press Release dated March 27, 2008 titled Williams-Sonoma, Inc. Increases Quarterly Cash Dividend By 4.3%

4